                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         DICK CLARK PRODUCTIONS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                          DICK CLARK PRODUCTIONS, INC.

                     PROXY SOLICITED BY BOARD OF DIRECTORS

  Kenneth H. Ferguson and Martin Eric Weisberg, and each of them, with full power of substitution, are hereby appointed proxies to vote the stock of the undersigned in dick clark productions, inc. at the Annual Meeting of Stockholders on December 4, 1995, and at any adjournments, to be held at The Penn Club, 30 West 44th Street, Spruce Room, Third Floor, New York, New York, on Monday, December 4, 1995, at 11:30 a.m., local time.

  Management recommends that you vote FOR the election of the five director nominees (Proposal 1) and FOR Proposal 2.

                          I plan to attend the meeting

                                      [_]

1. ELECTION OF DIRECTORS

FOR ALL NOMINEES                      WITHHOLD AUTHORITY
LISTED ABOVE (EXCEPT                  TO VOTE FOR ALL
AS INDICATED TO THE                   NOMINEES LISTED ABOVE
CONTRARY AT THE RIGHT)

    [_]                                      [_]

Nominees: Richard W. Clark, Karen W. Clark, Francis C. La Maina, Lewis Klein and Enrique F. Senior.

     INSTRUCTIONS: To withhold authority to vote for any nominee, strike a line through his name above.


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2. RATIFICATION OF THE APPOINTMENT
   OF ARTHUR ANDERSEN LLP, as the Company's auditors for the 1996 Fiscal year.

   For        Against        Abstain

   [_]          [_]            [_]







DATE ___________________________, 1995

______________________________________

           (SIGNATURE(S))

RECEIPT IS HEREBY ACKNOWLEDGED OF THE
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
AND PROXY STATEMENT EACH DATED
NOVEMBER 3, 1995, AND THE ANNUAL REPORT
OF DICK CLARK PRODUCTIONS, INC. FOR THE
YEAR ENDED JUNE 30, 1995.

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"PLEASE MARK INSIDE
BLUE BOXES SO THAT DATA
PROCESSING EQUIPMENT
WILL RECORD YOUR VOTES"